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                                                                  EXECUTION COPY

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                                   $38,220,000

                       NATIONAL AUTO FINANCE 1995-1 TRUST

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                            PLACEMENT AGENT AGREEMENT

                          Dated as of November 20, 1995

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                                   $38,220,000

                       NATIONAL AUTO FINANCE 1995-1 TRUST

                            PLACEMENT AGENT AGREEMENT

                                                               November 20, 1995

First Union Capital Markets Corp.
One First Union Center, TW-10
Charlotte, NC 28288-0610

Ladies and Gentlemen:

          NATIONAL FINANCIAL AUTO FUNDING TRUST, a Delaware business trust (the "Transferor"), hereby agrees with you as follows:

          Section 1. Authorization of Certificates. The Transferor has authorized the issuance by National Auto Finance 1995-1 Trust (the "Trust") of $38,220,000 of 6.36% Automobile Loan Asset-Backed Certificates, Series 1995-1 (the "Certificates"). The Certificates will evidence in the aggregate an undivided ownership interest of 91% of the Trust to be formed pursuant to a Pooling and Servicing Agreement dated as of October 1, 1995 (the "Pooling and Servicing Agreement") by and among the Transferor, National Auto Finance Company L.P., as master servicer (the "Master Servicer" or "NAFCO"), and Harris Trust and Savings Bank, as trustee (the "Trustee"). The assets of the Trust (the "Trust Estate") will include a pool of non-prime motor vehicle retail installment sale contracts (the "Contracts"), all monies paid or payable thereunder on or after the applicable cut-off date, security interests in the new and used automobiles, light-duty trucks, vans and minivans financed by the Contracts, a financial guaranty insurance policy (the "Policy") issued by Financial Security Assurance ("FSA"), certain bank accounts, all proceeds of the foregoing, and certain other property. The Transferor will own the undivided interest in the Trust not represented by the Certificates (the "Transferor Interest"). The Transferor Interest will be subordinated to the Certificates. The Contracts will be serviced by the Master Servicer, an affiliate of the Transferor, and subserviced initially by Omni Financial Services of America, Inc. ("OFSA"), a wholly owned subsidiary of World Omni Financial Corp. ("World Omni"). The Certificates will be sold by the Transferor and placed by you pursuant to this Agreement. The Certificates will be issued on November 21, 1995 or such other date as we shall mutually agree upon (the "Closing Date").

          The Transferor intends to sell the Certificates to a limited number of institutional investors (the "Purchasers")

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in reliance upon an exemption from registration under the Securities Act of
1933, as amended (the "Securities Act").

          The Transferor has requested you to act as placement agent in the private placement of the Certificates, and you have indicated your willingness to do so, subject to the satisfactory completion of such investigation and inquiry into the Transferor's business as you deem appropriate under the circumstances and subject to the conditions set forth below.

          Section 2. Appointment of Placement Agent; Placement of Certificates.

          (a) The Transferor hereby appoints you as exclusive placement agent in connection with the placement of all of the Certificates (the "Placement Agent"). Subject to the performance in all material respects by the Transferor of its obligations to be performed hereunder, and to the completeness and accuracy in all material respects of all of the representations and warranties of the Transferor contained herein, you hereby accept such agency and agree on the terms and conditions herein set forth to utilize your best efforts in the ordinary course of business to obtain one or more purchasers for the Certificates in compliance with applicable law. Your agency hereunder is not terminable by the Transferor without your permission, until December 31, 1995.

          (b) The Placement Agent shall not utilize any form of general solicitation or general advertising in connection with the placement of the Certificates, including any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or conduct any seminar or meeting with respect to the Certificates whose attendees have been invited by general solicitation or advertising.

          (c) The Placement Agent shall not, in fulfilling its obligations hereunder, act as underwriter for the Certificates, and is in no way obligated, directly or indirectly, to advance its own funds to purchase any Certificates.

          Section 3. Delivery. Delivery of the Certificates to the purchasers thereof (the "Purchasers") shall be made at the offices of Thacher Proffitt & Wood, Two World Trade Center, New York, New York 10048, at 10:00 A.M., New York time, on the Closing Date. The denominations of the Certificates to be delivered and the name in which each Certificate is to be registered will be set forth in a notice to be delivered by you on behalf of the Purchasers to the Trustee.

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          Section 4. Representations and Warranties. (a) The Transferor hereby represents and warrants to you that as of the date hereof, unless otherwise stated:

          (i) The Transferor is a Delaware business trust with full power and authority to own its properties and conduct its business, as presently conducted, and to enter into and perform its obligations under this Agreement, the Assignment Agreement, dated as of October 1, 1995 (the "Assignment Agreement") by and between National Financial Auto Receivables Master Trust (the "Master Trust") and the Transferor, the Purchase and Contribution Agreement, dated as of October 1, 1995 (the "Purchase Agreement") by and between the Transferor and NAFCO, the Transfer Agreement, dated October 1, 1995 between the Transferor and the Trustee, the Insurance and Indemnity Agreement, dated as of November 21, 1995 (the "Insurance and Indemnity Agreement") by and among NAFCO, the Transferor and FSA, the Master Spread Account Agreement, dated as of October 1, 1995 (the "Master Spread Account Agreement"), by and among the Transferor, FSA and the Trustee, the Registration Rights Agreement, dated November 21, 1995 (the "Registration Rights Agreement") by and between the Transferor and the initial Purchasers and the Pooling and Servicing Agreement (together, the "Transaction Documents") and the Certificates.

          (ii) The Transferor has prepared and furnished to you a copy of a Preliminary Private Placement Memorandum dated November 7, 1995 relating to the Certificates (as supplemented and amended, the "Preliminary Memorandum"), and prior to the Closing Date, the Transferor will prepare and furnish to you a copy of an updated Private Placement Memorandum (the "Final Memorandum"), each containing, among other things, information concerning the Transferor, NAFCO, OFSA, FSA, the Certificates and the Contracts. The Preliminary Memorandum does not, and the Final Memorandum will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) Each of the Transaction Documents has been duly authorized, executed and delivered by the Transferor and constitutes a valid and binding agreement of the Transferor.

          (iv) The Certificates will conform in all material respects to the description thereof contained in the Final Memorandum and will be duly authorized and, when duly and validly executed in accordance with the Pooling

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     and Servicing Agreement and when delivered and paid for as provided herein, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

          (v) Neither the transfer and assignment of all of the Transferor's right, title and interest in the Contracts and the Trust Estate to the Trustee, nor the issuance nor the delivery of the Certificates, nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms of the Certificates, the Transaction Documents or this Agreement, will result in the breach of any term or provision of the organizational documents of the Transferor or conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any indenture, mortgage, deed of trust or other agreement or instrument to which the Transferor is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its material properties pursuant to the terms of such indenture, mortgage, deed of trust or other such instrument, other than the lien created pursuant to the Pooling and Servicing Agreement, or violate any law, statute, order or regulation applicable to the Transferor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Transferor or any of their properties.

          (vi) The Transferor is not subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it or any of its properties, which materially and adversely affects (A) the ability of the Transferor to perform any of its obligations under the Transaction Documents, or the ability of the Transferor to perform any of its obligations hereunder, or
     (B) the business, operations, financial condition, properties or assets of the Transferor, and the Transferor is not a party to, bound by or in breach or violation of any indenture, mortgage, deed of trust or other agreement or instrument, which materially and adversely affects the ability of the Transferor to perform any of its obligations under the Transaction Documents, or the ability of the Transferor to perform any of its obligations hereunder.

          (vii) There are no actions, proceedings or investigations to which the Transferor, or any of its affiliates, is a party pending, or, to the knowledge of the Transferor, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity

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     of the Transaction Documents or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Transaction Documents, (C) which might materially and adversely affect the performance by the Transferor of its obligations under the Transaction Documents or the Certificates, (D) which might materially and adversely affect the validity or enforceability of the Transaction Documents or the Certificates or (E) which might adversely affect the federal income tax attributes of the Certificates described in the Preliminary Memorandum.

          (viii) Any taxes, fees and other governmental charges arising from the execution and delivery of Transaction Documents and in connection with the execution, delivery and issuance of the Certificates and with the execution and delivery of the Contracts, including any amendments thereto and assignments and/or endorsements thereof have been paid or will be paid by NAFCO or the Transferor.

          (ix) As of the Closing Date and each date of purchase of receivables thereafter, the Transferor will have good and marketable title to, and will be the sole owner of record of each Contract free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest except for the security interest granted to the Trustee (collectively, "Liens").

          (x) As of the Closing Date and each date of purchase of Contracts thereafter, neither the Transferor nor any Person acting on the Transferor's behalf will have offered, transferred, pledged, sold or otherwise disposed of any of its right, title and interest in the Contracts or the Pooling and Servicing Agreement other than as contemplated by this Agreement and the Pooling and Servicing Agreement; and upon the execution and delivery of the Pooling and Servicing Agreement and the execution and delivery of the Certificates, the Transferor will have taken all necessary steps to convey good and marketable title to the Certificates to the Purchasers, in each case free and clear of any Liens.

          (xi) The Transferor is unaware of any facts or circumstances that would materially adversely affect the Transferor's ability to perform its obligations under the Transaction Documents or its obligations with respect to the Contracts.

          (xii) Neither the Transferor nor anyone acting on its behalf, other than you, has offered, transferred, pledged, sold or otherwise disposed of any of the Certificates or any other similar security to, or

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     solicited offers to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from, or otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with, any Person, in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Certificates under the Securities Act or which would render the disposition of any Certificate a violation of Section 5 of the Securities Act or require registration pursuant thereto.

          (xiii) Each of the representations and warranties of the Transferor set forth in Section 2.03(b) and Section 2.03(c) of the Pooling and Servicing Agreement are true and correct.

          (xiv) Each of the representations and warranties of NAFCO set forth in
     Section 2.03(a) of the Pooling & Servicing Agreement and Section 4.1 of the Purchase Agreement are true and correct.

          (xv) There has not been any material adverse change in the business, operations, financial condition, properties or assets of NAFCO since the financial statements dated September 30, 1995 were delivered to you. Such financial statements (together with notes and schedules, if any, thereto) fairly present the financial condition of NAFCO, as of the dates indicated, for the periods specified, in conformity with generally accepted accounting principles applied on a consistent basis during such periods, except as indicated therein. Since the date of the latest audited financial statements (together with the notes and schedules, if any, thereto) previously delivered to you, NAFCO has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute, court or governmental action, order or decree, or otherwise, and, there has not been any material reduction in the partners' capital (as such terms are used in the audited financial statements of NAFCO) or a material adverse change in the financial condition of NAFCO or any material adverse change, or any development involving a prospective material adverse change in or affecting the general affairs, management, financial position or results of operations of NAFCO, which would adversely affect the ability of NAFCO to perform its obligations hereunder or NAFCO's ability to perform its obligations under the Purchase Agreement, the Insurance and Indemnity Agreement, the Amended and Restated Servicing Agreement, dated as of December 8, 1994, (the "Amended and Restated

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     Servicing Agreement") by and between NAFCO and World Omni, the Supplement to the Amended and Restated Servicing Agreement, dated November 21, 1995 (the "Supplement to the Amended and Restated Servicing Agreement") by and between NAFCO and OFSA and the Pooling and Servicing Agreement.

          Section 5. Covenants of the Transferor. The Transferor hereby covenants and agrees with you as follows:

          (a) If, at any time prior to December 31, 1995, any event shall occur as a result of which the Final Memorandum, as of the date of the Final Memorandum, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and a responsible officer of NAFCO or the Transferor has actual knowledge of such event, then NAFCO or the Transferor will promptly notify you and prepare and furnish to you an amendment or supplement to the Final Memorandum reasonably satisfactory to you that will correct such statement or omission.

          (b) During the period referred to in Section 5(a), the Transferor will furnish to you without charge copies of the Preliminary Memorandum and the Final Memorandum (including all exhibits and documents incorporated by reference therein) and the Transaction Documents and all amendments or supplements to such documents, in each case as soon as available and in such quantities as you shall reasonably request. The Transferor authorizes you to deliver to prospective purchasers copies of the Preliminary Memorandum and the Final Memorandum, the Transaction Documents, all amendments or supplements to such documents and any information obtained pursuant hereto in connection with the offer or sale of the Certificates by you in accordance herewith.

          (c) The Transferor understands that each Purchaser may request documents or information in addition to those referred to in Section 5(b) relating to the Transferor, NAFCO or the Contracts. The Transferor hereby agrees that during the period referred to in Section 5(a) it will provide to you all such documents as such potential purchasers shall reasonably request or have requested; it being understood that all such documents may be subject to appropriate confidentiality agreements. Accordingly, you agree to cooperate with the Placement Agent and the investors in such regard, including, but not limited to, amending the documents to reflect the reasonable requests of such investors and the Placement Agent.

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          (d) The Transferor agrees that, so long as the Certificates shall be outstanding, it will deliver to you and each Purchaser upon request, such other information regarding the business, affairs, property and condition, financial or otherwise, of the Transferor in such detail as may reasonably be requested; it being understood that all such information may be subject to appropriate confidentiality agreements.

          (e) The Transferor agrees that any person designated in writing by you or by any other holder of the Certificates may consult with the proper officials of the Transferor and the Transferor shall use its best efforts to arrange the cooperation of the officials of its affiliates (including, without limitation, officials in charge of servicing the Contracts) at such times and as often as you may reasonably request regarding the information required to be furnished pursuant to Section 5(d) or regarding the performance of the Transferor's covenants and agreements contained in this Agreement or the Transaction Documents or regarding the information required to be furnished pursuant to the Transaction Documents. In addition, the Transferor agrees to provide any further information and documentation as may reasonably be requested by the holders of the Certificates regarding any of the matters set forth herein or in the Transaction Documents; it being understood that all such information and documentation may be subject to appropriate confidentiality agreements.

          (f) The Transferor will furnish such information, execute such instruments and take such action at your direction, if any, as may be required to qualify for an exemption from registration with respect to the offer and sale of the Certificates for sale to any Purchaser under state securities or "Blue Sky" laws applicable to such purchase and will maintain such exemption in effect so long as required for the sale of such Certificates to such Purchaser.

          (g) The Transferor will not, directly or indirectly, transfer, pledge, sell or otherwise dispose of, or offer to transfer, pledge, sell or otherwise dispose of any Certificate, any interest in any Certificate, the Transferor Interest or any other similar security in a manner which would render the issuance of the Certificates pursuant to the Pooling and Servicing Agreement and the placement by you of the Certificates pursuant to this Agreement a violation of Section 5 of the Securities Act, or which would constitute a breach of the covenants of the Transferor in or a violation of the provisions of the Pooling and Servicing Agreement.

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          (h) The Transferor agrees to provide the holders of the Certificates with the information required by Rule 144A(d)(4) such that the Certificates are eligible for transfer under the provisions of Rule 144A of the Securities Act.

          (i) The Transferor covenants that it has directed that there be no simultaneous marketing of any other issuance backed by loans similar to the Contracts.

          Section 6. Conditions of Placement Agent Obligation. Your obligation to act as Placement Agent for the Certificates on the Closing Date shall be subject to the accuracy in all material respects of the representations and warranties of the Transferor herein and in the Transaction Documents, to the performance by the Transferor in all material respects of its obligations hereunder, and to the execution and delivery of the Transaction Documents, the Certificates, the Amended and Restated Servicing Agreement, the Assignment of the Amended and Restated Servicing Agreement from World Omni to OFSA, dated November 21, 1995, the Supplement to the Amended and Restated Servicing Agreement, the Custodial Agreement, dated November 21, 1995 by and between the Trustee and OFSA, by all parties thereto, and to the following additional conditions:

          (a) The representations and warranties of the Transferor contained in
     Section 4 hereof and in the Transaction Documents shall be true and correct in all material respects, and NAFCO and the Transferor shall have delivered to you certificates, dated the Closing Date, of the Executive Vice President of National Auto Finance Corporation, the sole general partner of NAFCO to the effect that the signer of such certificate examined this Agreement, the Transaction Documents, the Preliminary Memorandum and the Final Memorandum and that: (i) the representations and warranties of the Transferor in Section 4 of this Agreement and in the Transaction Documents are true and correct in all material respects, (ii) each of NAFCO and the Transferor have complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, and (iii) nothing has come to his attention that would lead him to believe that the Preliminary Memorandum or the Final Memorandum as of the date thereof contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such certificate shall further state that the contents thereof constitute representations and warranties to you and each Purchaser as to the matters covered thereby.

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          (b) You shall have received from Thacher Proffitt & Wood, a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to you and your special counsel. In rendering such opinion, counsel may rely, to the extent deemed proper and as stated therein, as to matters of fact on certificates of responsible officers of NAFCO, the Transferor and public officials. In rendering such opinion, such counsel may rely to the extent deemed proper and as stated therein, as to matters of state law of jurisdictions other than the jurisdictions in which such counsel is admitted to practice, and opinions of local counsel satisfactory to your special counsel. Each opinion shall state that it may be relied upon by the Purchasers and you as if the same had been addressed to them or to you.

          (c) You shall have received from Dewey Ballantine, your special counsel, a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to you, and NAFCO and the Transferor shall have furnished to your special counsel such documents as they may request for the purpose of enabling them to pass on certain matters.

          (d) You shall have received, a comfort letter, dated the Closing Date and satisfactory to you (the "Comfort Letter"), with respect to the Contracts.

          (e) The Certificates shall have been rated at least "AAA" by Standard and Poor's Ratings Service ("S&P") and "Aaa" by Moody's Investor Services, Inc. ("Moody's").

          (f) The Policy shall have been issued by FSA with respect to the Certificates guaranteeing the payment of the Guaranteed Distributions under the Pooling and Servicing Agreement.

          (g) You shall have received a certificate of a responsible officer of FSA stating that the information contained in the sections of the Final Memorandum entitled "The Certificate Policy", "The Certificate Insurer" and Appendix A thereto are true and correct in all material respects.

          (h) You shall have received a certificate of a responsible officer of OFSA stating that the information contained in the Section of the Final Memorandum entitled "The Servicer" is true and correct in all material respects.

          (i) You shall have received an opinion of local Florida counsel, dated the Closing Date and reasonably satisfactory in form and substance to you and your

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     special counsel with respect to the first priority security interest of
     NAFCO and the Transferor in the Contracts and with respect to the disclosures contained in the Final Memorandum in the section entitled "State and Local Tax Consequences - Florida".

          (j) You shall have received an opinion of local Tennessee counsel, dated the Closing Date and reasonably satisfactory to you and your special counsel with respect to the disclosure contained in the Final Memorandum in the section entitled "State and Local Tax Consequences - Tennessee".

          (k) You shall have received an opinion of the general counsel of NAFCO, dated the Closing Date and reasonably satisfactory in form and substance to you and your special counsel.

          (l) You shall have received an opinion of counsel to FSA, dated the Closing Date and reasonably satisfactory in form and substance to you and your special counsel.

          (m) You shall have received an opinion of counsel to the Trustee dated the Closing Date and reasonably satisfactory in form and substance to you and your special counsel.

          (n) You shall have received an opinion of counsel to OFSA, dated the Closing Date and reasonably satisfactory in form and substance to you and your special counsel.

          (o) You shall have received an opinion of local Delaware counsel to the Transferor, dated the Closing Date, and reasonably satisfactory in form and substance to you and your special counsel.

          (p) You shall have received an opinion of counsel to the trustee of the Transferor, dated the Closing Date and reasonably satisfactory in form and substance to you and your special counsel.

          (q) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to you and your special counsel.

          (r) You and your special counsel shall have received such other information, certificates and documents as you or they may reasonably request.

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          Section 7. Survival. The Transferor agrees that the representations, warranties and agreements made by it herein, in any certificate or other instrument delivered pursuant hereto and in the Transaction Documents shall be deemed to be relied upon by you, notwithstanding any investigation heretofore or hereafter made by or on behalf of you, and that such representations, warranties and agreements made by the Transferor shall survive the delivery and payment for the Certificates.

          Section 8. Fees and Expenses. In consideration of the Placement Agent's services in acting as exclusive placement agent for the placement of the Certificates, the Transferor hereby agrees to pay to the Placement Agent a fee in an amount equal to 100 basis points of $38,220,000, such fee to be payable on the Closing Date by wire transfer of immediately available funds to an account to be designated by the Placement Agent no later than the Closing Date. In the event that no closing of the sale of the Certificates occurs through no fault of the Transferor or because the conditions set forth in Sections 6(b) and 6(c) have not been met, then the Transferor's liability to the Placement Agent shall be limited to the reimbursement of the Placement Agent's expenses incurred through the date of termination for its reasonable out-of-pocket and incidental expenses. In addition, whether or not the Certificates are issued or sold, the Transferor shall pay the reasonable fees and expenses associated with the transactions contemplated hereby including, without limitation, the following fees and expenses:

          (a) Rating Agency fees payable to S&P and Moody's with respect to their rating of the Certificates;

          (b) The fees and expenses of the Transferor's and NAFCO's counsel and any special counsel required to be retained;

          (c) Fees charged by the firm of independent public accountants referred to in Section 6(d) for the Comfort Letter;

          (d) Reasonable copying costs for the Preliminary Memorandum and the Final Memorandum;

          (e) Legal fees of Dewey Ballantine, special counsel to the Placement Agent up to $30,000;

          (f) Trustee's fees and reasonable fees of counsel to the Trustee; and

          (g) Fees and expenses of the Placement Agent (including legal fees and expenses) in connection with compliance with Blue Sky laws.

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;provided that the Transferor shall not be liable for the fees and expenses of the Placement Agent in the event that this Agreement is terminated without cause by the Placement Agent.

          Section 9. Indemnification. The Transferor hereby agrees to indemnify and hold harmless the Placement Agent and its affiliates, their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act")), if any, agents and employees of the Placement Agent or any of the Placement Agent's affiliates (collectively, "Placement Agent Indemnified Persons", and individually, a "Placement Agent Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Placement Agent Indemnified Person (including reasonable fees and disbursements of the Placement Agent's and a Placement Agent Indemnified Person's counsel) which (a) are related to or arise out of (i) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by NAFCO or the Transferor, (ii) the accuracy or completeness of the materials or information provided by the Transferor or NAFCO to the Placement Agent, (iii) arise as a result of violations by the Transferor or NAFCO of the Securities Act or the securities law of any state or (iv) actions taken or omitted to be taken by an Indemnified Person with NAFCO's or the Transferor's written consent or in conformity with NAFCO's or the Transferor's written instructions or NAFCO's or the Transferor's actions or omissions or (b) are otherwise related to or arise out of the Placement Agent's engagement, and will reimburse the Placement Agent and any other Placement Agent Indemnified Person for all reasonable costs and expenses, including fees of the Placement Agent's or a Placement Agent Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, or defending any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with the Placement Agent acting pursuant to the engagement, whether or not the Placement Agent or any Placement Agent Indemnified Person is named as a party thereto and whether or not any liability results therefrom. It is understood that the foregoing indemnity shall not apply to any loss, claim, damage or liability arising from work performed by the Placement Agent in preparation of the Supplemental Information, dated November 8, 1995 (the "Supplemental Information"). In addition, the Transferor will not be responsible for any claims, liabilities, losses, damages, or expenses pursuant to clause (b) of the preceding sentence which are finally judicially determined to have resulted primarily from the Placement Agent's or any Placement Agent Indemnified Person's bad faith or negligence. The Transferor also agrees that neither the Placement Agent nor any other

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Placement Agent Indemnified Person shall have any liability to the Transferor for or in connection with such losses, damages, or expenses incurred by the Transferor which are judicially determined to have resulted other than from the Placement Agent's bad faith or negligence. Upon the assertion by a third party against a party to this Agreement of a claim to which the indemnification provisions of this Agreement may apply, the party against whom the claim has been asserted shall promptly notify the other party to this Agreement of such claim. Each party shall cooperate in every reasonable way with the party assuming responsibility for the defense and disposition of such claim.

          The Placement Agent hereby agrees to indemnify and hold harmless the Transferor and its affiliates, their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, if any, agents and employees of the Transferor or any of the Transferor's affiliates (collectively, "Transferor Indemnified Persons", and individually, a "Transferor Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including reasonable fees and disbursements of the Transferor's and a Transferor Indemnified Person's counsel) which arise out of work performed by the Placement Agent in the preparation of the Supplemental Information and the Placement Agent shall reimburse the Transferor, its affiliates, and each of their directors, officers, or controlling persons for any legal and other expenses reasonably incurred by the Transferor, its affiliates, or any such directors, officers, employees, agents or controlling persons in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action.

          It is understood that the foregoing indemnity applies only to work performed by the Placement Agent in the preparation of the Supplemental Information and such indemnity specifically does not apply to any loss, claim, damage, liability or action caused by the inaccuracy or incompleteness of any materials or information provided by the Transferor or NAFCO to the Placement Agent. Furthermore, the Placement Agent will not be responsible for any claims liabilities, losses, damages, or expenses which are finally judicially determined to have resulted primarily from the Transferor's or NAFCO's bad faith or negligence.

          In order to provide for just and equitable contribution, if a claim for indemnification is made pursuant to these provisions but is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification is not available for any reason (except, with respect to indemnification sought solely pursuant to clause (b) of the first paragraph hereof, for the reasons specified in the second sentence thereof), even though the express provisions hereof provide for indemnification in such case, then the Transferor or the Placement Agent as the case may be shall contribute to such claim, liability, loss, damage or expense for which such indemnification or reimbursement is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Transferor or the Placement Agent as the case may be in connection with the transactions contemplated by the engagement. The relative benefits received by the Transferor or the Placement Agent as the case may be shall be deemed to be in the same proportion as the total net proceeds from the placement of securities (before deducting expenses) received by the Transferor or the Placement Agent as the case may be. The Transferor and the Placement Agent agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation other than described above.

          The foregoing right to indemnity and contribution shall be in addition to any rights that any party or Placement Agent Indemnified Person or Transferor Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of your engagement. Each party hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this agreement is brought against any Placement Agent Indemnified Person or Transferor Indemnified Person.

          Section 10. Termination.

          (a) This Agreement may be terminated by you at any time upon the giving of notice at any time prior to the Closing Date: (A) if there has been, since the respective dates as of which information is given in the Preliminary Memorandum or the Final Memorandum, any material adverse change in the condition, financial or otherwise, of NAFCO or the Transferor, or in the earnings, business affairs or business prospects of NAFCO or the Transferor, whether or not arising in the ordinary course of business, or
     (B) if there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Certificates or enforce contracts for the sale of the Certificates, or (C) if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Securities and Exchange Commission or any other governmental authority, or (D) if a banking moratorium has been declared by either federal or New York authorities. In the event of any such termination, no party will have any liability to any other party hereto, except as otherwise provided in Section 8 or 9 hereof.

          (b) This Agreement may not be terminated by the Transferor without the written consent of the Placement Agent until after December 31, 1995.

          (c) Notwithstanding anything herein to the contrary, in the event the Transferor does not perform any obligation under this Agreement or any representation and warranty hereunder is incomplete or inaccurate in any material respect, this Agreement and all of the Placement Agent's obligations hereunder may be immediately cancelled by the Placement Agent by notice thereof to the Transferor. Any such cancellation shall be without liability of any party to any other party except that the provisions of Sections 8 and 9 hereof shall survive any such cancellation.

          Section 11. Survival. The provisions of Section 5(d), 5(h) and Section 9 of this Agreement shall survive the termination of this Agreement.

          Section 12. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by certified or registered mail, postage prepaid, or transmitted by facsimile and confirmed by a similar mailed writing, if to you, addressed to you, at the address first stated in this Agreement, or to such other address as you may designate in writing to the Transferor and, if to the Transferor, addressed to the Transferor at One Park Place, 621 N.W. 53rd Street, Boca Raton, Florida 33487 or to such other address as the Transferor may have designated in writing to you.

          Section 13. Successors. This Agreement will inure to the benefit of and be binding upon the Transferor and its successors and assigns and you and your successors and assigns, except that no Purchaser will be bound by any part of this Agreement.

          No other person will have any right or obligation hereunder, except that the provisions of this Agreement, including, without limitation, the representations and warranties and the covenants and agreements of the Transferor contained herein are intended to be for the benefit of all Purchasers and shall be enforceable by any such Purchaser, whether or not an express assignment to such Purchaser of rights under this Agreement has been made by you, any intervening Purchaser or any of your or their successors and assigns.

          Section 14. Entire Agreement. This Agreement and the documents referred to herein and to be delivered pursuant hereto constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

          Section 15. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          Section 16. Defined Terms. Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Pooling and Servicing Agreement.

          Section 17. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

          (B) THE PLACEMENT AGENT AND THE TRANSFEROR HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE RESPECTIVE ADDRESS SET FORTH HEREIN AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE PLACEMENT AGENT AND THE TRANSFEROR EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF EITHER THE PLACEMENT AGENT OR THE TRANSFEROR, AS THE CASE MAY BE, TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ITS RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE PLACEMENT AGENT OR ITS PROPERTY OR THE TRANSFEROR OR ITS PROPERTY IN THE COURT OF ANY OTHER JURISDICTION.

          (C) THE PLACEMENT AGENT AND THE TRANSFEROR EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

          If you are in agreement with the foregoing, please sign a counterpart hereof and return the same to that company, whereupon this Agreement shall become a binding agreement between you and the Transferor.

                                    Very truly yours,

                                    NATIONAL FINANCIAL AUTO FUNDING TRUST

                                    By:   THE CHASE MANHATTAN BANK
                                          (USA), not in its
                                          individual capacity but
                                          solely as Owner Trustee
                                          of the National Financial
                                          Auto Funding Trust

                                    By /s/ John W. Mack
                                    Name:  JOHN W. MACK
                                    Title: SECOND VICE PRESIDENT

          BY AFFIXING ITS SIGNATURE HERETO, NATIONAL AUTO FINANCE COMPANY L.P. ALSO HEREBY AGREES TO BE JOINTLY AND SEVERALLY LIABLE FOR THE OBLIGATIONS OF NATIONAL FINANCIAL AUTO FUNDING TRUST.

                                    NATIONAL AUTO FINANCE COMPANY L.P.

                                    By: NATIONAL AUTO FINANCE
                                          CORPORATION, as
                                          its general partner

                                    Name:/s/ [ILLEGIBLE]
                                    Title: Executive Vice President

The foregoing Agreement is hereby accepted and entered into as of the date hereof.

FIRST UNION CAPITAL MARKETS CORP.

By____________________________
Name:_________________________
Title:________________________

          If you are in agreement with the foregoing, please sign a counterpart hereof and return the same to that company, whereupon this Agreement shall become a binding agreement between you and the Transferor.

                                    Very truly yours,

                                    NATIONAL FINANCIAL AUTO FUNDING TRUST

                                    By:   THE CHASE MANHATTAN BANK
                                          (USA), not in its
                                          individual capacity but
                                          solely as Owner Trustee
                                          of the National Financial
                                          Auto Funding Trust

                                    By__________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

          BY AFFIXING ITS SIGNATURE HERETO, NATIONAL AUTO FINANCE COMPANY L.P. ALSO HEREBY AGREES TO BE JOINTLY AND SEVERALLY LIABLE FOR THE OBLIGATIONS OF NATIONAL FINANCIAL AUTO FUNDING TRUST.

                                    NATIONAL AUTO FINANCE COMPANY L.P.

                                    By: NATIONAL AUTO FINANCE
                                          CORPORATION, as
                                          its general partner

                                    Name: /s/ [ILLEGIBLE]
                                    Title: Executive Vice President

The foregoing Agreement is hereby accepted and entered into as of the date hereof.

FIRST UNION CAPITAL MARKETS CORP.

By____________________________
Name:_________________________
Title:________________________

          If you are in agreement with the foregoing, please sign a counterpart hereof and return the same to that company, whereupon this Agreement shall become a binding agreement between you and the Transferor.

                                    Very truly yours,

                                    NATIONAL FINANCIAL AUTO FUNDING TRUST

                                    By:   THE CHASE MANHATTAN BANK
                                          (USA), not in its
                                          individual capacity but
                                          solely as Owner Trustee
                                          of the National Financial
                                          Auto Funding Trust

                                    By__________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

          BY AFFIXING ITS SIGNATURE HERETO, NATIONAL AUTO FINANCE COMPANY L.P. ALSO HEREBY AGREES TO BE JOINTLY AND SEVERALLY LIABLE FOR THE OBLIGATIONS OF NATIONAL FINANCIAL AUTO FUNDING TRUST.

                                    NATIONAL AUTO FINANCE COMPANY L.P.

                                    By: NATIONAL AUTO FINANCE
                                          CORPORATION, as
                                          its general partner

                                    Name:_______________________________________
                                    Title:______________________________________

The foregoing Agreement is hereby accepted and entered into as of the date hereof.

FIRST UNION CAPITAL MARKETS CORP.

By  /s/ Reginald H. Imamura
Name: Reginald H. Imamura
Title: Director